UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   September 8, 2005
                                                _____________________________

                           GS FINANCIAL CORP.
_____________________________________________________________________________
        (Exact name of registrant as specified in its charter)



Louisiana                             000-22269                    72-1341014
_____________________________________________________________________________
(State or other jurisdiction   (Commission File Number)         (IRS Employer
of incorporation)                                         Identification No.)



3798 Veterans Boulevard, Metairie, Louisiana                            70002
_____________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code     (504) 457-6220
                                                   __________________________



                                Not Applicable
_____________________________________________________________________________
        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01  Other Events
           ____________

     On September 8, 2005, the registrant issued a press release announcing that its wholly owned subsidiary, Guaranty Savings and Homestead Association, has resumed banking operations at its Mandeville branch office. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits
           _________________________________


      (a)  Not applicable.

      (b)  Not applicable.

      (c) The registrant's press release, dated September 8, 2005, is attached hereto as Exhibit 99.1.


                               SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  GS FINANCIAL CORP.



Date:  September 13, 2005     By:  /s/ Ralph E. Weber
                                  ____________________________________
                                  Ralph E. Weber
                                  Interim President and Chief Executive Officer